FORM OF SECURITY AGREEMENT


     SECURITY AGREEMENT (the "Security Agreement"), dated as of October 29, 1997, by and between Connecticut Bank of Commerce, a Connecticut bank and trust company (the "Bank") and Charter Communications International, Inc., a Nevada corporation(the "Grantor").

     RECITALS

     WHEREAS, in order to induce the Bank to enter into the Purchase and Sale Agreement ("Purchase Agreement") and the Equipment Lease Agreement ("Lease Agreement") with the Grantor, the Bank has required that the Grantor concurrently enter into this Security Agreement and provide the Bank with the first priority security interest in certain collateral as set forth hereinafter; and

     WHEREAS, the parties hereto wish to set forth the terms and conditions of the Grantor's grant of a security interest in certain collateral to the Bank.

     NOW, THEREFORE, for value received and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION  1.  SECURITY  INTEREST.

     1.1      Grant of Security Interest.  The Grantor hereby grants to the Bank
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a  continuing security interest in, lien on, and assignment of, and right of set off against (collectively, the "Security Interest"), all of such Grantor's right, title and interest in, to and under the following (collectively, the "Collateral"): (i) all currently existing and hereafter arising accounts, contract rights and all other forms of obligations owing to Grantor arising out of the sale or lease of goods or the rendition of services by Grantor, irrespective of whether earned by performance, and any and all credit insurance, guaranties or security therefor, including all documentation, invoices or other writings evidencing any of the foregoing (collectively, "Receivables") (excluding Receivables purchased by the Bank, from time to time hereafter, but including the Grantor's residual interest in purchased and all other Receivables); (ii) the machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods, wherever located, described on Exhibit A attached hereto and made a part hereof (collectively, "Equipment");and (iii) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all receivables, general intangibles, negotiable collateral, equipment, inventory, money, deposit accounts or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

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     The  Bank  shall  have  a  first  priority  security  interest  in and lien on all of the Collateral except for Grantor's Receivables in which the Bank or its assignee will have a first priority security interest in the Grantor's Receivables pursuant to the terms of a Receivable Purchase Facility Agreement and a Receivable Purchase Agreement, each by and between the Debtor as seller and the Secured Party as buyer (collectively, the "Receivable Purchase
Agreements").    The  Bank  shall have all of the rights of a secured party with respect to the Collateral under the UCC and the other laws of the States of Connecticut, Georgia and Texas as well as under the laws of other applicable States and jurisdictions.

     1.2     The Obligations.  The  Security  Interest  in  the  Collateral
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granted  hereby is to secure the prompt, complete payment and performance of all of the Grantor's obligations under the Lease Agreement, including, but not limited to, its obligations to pay rent and all other amounts payable thereunder, and any and all extensions, modifications and renewals thereof and the performance of all terms, conditions, covenants and agreements contained in this Security Agreement as well as any other obligations or liabilities of the Grantor to the Secured Party under any other agreement, whether direct or indirect, absolute or contingent, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or
several  (collectively,    the  "Obligations").

     All of the Obligations shall be secured by the Collateral. The Bank may, in its reasonable credit decision, (i) exchange, waive, or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as the Bank may determine, and (iii) settle, compromise, collect or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Bank's right to take any other action with respect to any other Collateral.

SECTION  2.  GENERAL  COVENANTS.

     2.1     Perfection  and  Protection of Security Interest; Landlord Waivers.
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The  Grantor  shall,  at its expense, perform  all reasonable steps requested by the Bank at any time to perfect, maintain, protect, and enforce the Security Interest. On the Closing Date, the Grantor shall execute and deliver, and cause to be filed such financing or security statements, agreements, mortgages, deeds of trust or other filings, in form and substance satisfactory to the Bank and its counsel, evidencing the Bank's Security Interest in the Collateral under
applicable  law.    So  long  as  this  Agreement  is  in  effect  and until all
Obligations have been fully satisfied, the Security Interest shall continue in full force and effect in all Collateral. For any of the Grantor' leased premises in which a material portion of the Collateral is located or stored, the Grantor, if requested by the Bank, shall obtain, as soon as practicable following the
Closing  Date,   landlord waivers in form and substance satisfactory to the Bank and  its  counsel.

     2.2      Performance  by Secured Party; Right to Perform or Cure.  The Bank
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may,  in  its  discretion and at any time, for the Grantor' account and expense, pay any amount or do any act required of the Grantor hereunder or reasonably requested by the Bank to preserve, protect, maintain or enforce the Obligations, the Collateral or the Security Interest and which the Grantors fail to pay or
do.  All  payments  that  the    Bank  makes  under  this  Section  2.2  and all
out-of-pocket costs and expenses that the Bank pays or incurs in connection with any action taken by it hereunder, together with reasonable attorneys' fees and other costs, shall be secured by the Collateral, and upon an Event of Default (as defined in Section 5.1 hereof) shall bear interest at a per annum interest rate of the Wall Street Journal Prime Rate plus 10 percent. Any payment made or other action taken by the Bank under this Section 2.2 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

     2.3     Power of Attorney.  The  Grantor  hereby  appoints the Bank and the
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Bank's  designees  as  the  Grantor's  attorney,  with  power,  upon an Event of
Default: (a) to endorse the Grantor's names on any document of title relating to any Collateral; and (b) to do all things necessary to carry out this Agreement. The Grantor hereby ratifies and approves all acts of such attorney. Neither the Bank nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

     2.4     Access  and Examination.  The Bank may at all reasonable times (and
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at any time when an Event of Default exists) have access to examine, audit, make extracts from and inspect the Grantor's records, files, and books of account and the Collateral and to discuss the Grantor's affairs with the Grantor's officers and management. The Bank may, at any time when an Event of Default exists, and at the Grantor's expense, make copies of Grantor's financial books and records, or require the Grantor to deliver such copies to the Bank. The Bank may, without expense to the Bank, use such of the Grantor's personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Security Interest.

     2.5     Books  and  Records.  The  Grantor  shall  maintain,  at all times,
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correct  and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with generally accepted accounting principles ("GAAP") consistent with those applied in the preparation of such Grantor's annual financial statements. The Grantor shall, by means of appropriate entries, reflect in such accounts and in all financial statements the Loans, all in accordance with GAAP. The Grantor shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Bank shall reasonably require.

     2.6     Financial  and  Other  Information.  The  Grantor  shall  promptly
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furnish  to the Bank all such financial information as the Bank shall reasonably request, and notify its auditors and accountants that the Bank is authorized to obtain such information directly from them.

     2.7     Notices to Bank.  The  Grantor  shall notify the Bank in writing of
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the  following  matters and deliver any information or notices described therein at  the  following  times:

     (a)     Immediately  after  becoming  aware  thereof, any Event of Default.

     (b) Immediately after becoming aware thereof, assertion by the holder of any debt of a Grantor in excess of $100,000 that a default exists with respect thereto or that such Grantor is not in compliance with the terms thereof; or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

     (c) Immediately after becoming aware thereof, any material adverse change in the Grantor's financial condition, property, business, prospects or operations.

     (d) Immediately after becoming aware thereof, any pending or threatened action, suit, proceeding, or counterclaim by any person, or any pending or threatened investigation by a public authority, which may materially and adversely affect the Collateral, the Grantor's satisfaction of the Obligations, the Bank's rights under the Lease Agreement or the Grantor's financial condition.

     (e) Immediately after becoming aware of any event, including any violation of any law, statute, regulation, or ordinance of any public authority applicable to the Grantor or its Properties, which may materially and adversely affect the Collateral, the Grantor's satisfaction of the Obligations, the Bank's rights under the Lease Agreement or the Grantor's financial condition.

     (f) Any change in the Grantor's name, state, province or country of incorporation or form of organization, at least thirty (30) days prior thereto.

Each notice given under this Section 2.7 shall describe the subject matter thereof in reasonable detail, and shall set forth the action that such Grantor has taken or proposes to take with respect thereto.

SECTION  3.  GENERAL  WARRANTIES  AND  REPRESENTATIONS.

     The  Grantor  warrants  and  represents  to  the  Bank:

     3.1     Validity,  and  Enforceability  of  this Security Agreement and the
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Lease  Agreement.    The Grantor has the corporate power to execute, deliver and
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perform  this  Security  Agreement and the Lease Agreement and all agreement and documents  pertaining  thereto,  to  incur  the  Obligations,  and  to grant the
Security  Interest.    The  Grantor  has  taken  all  necessary corporate action
(including, without limitation, obtaining any necessary shareholder approval or consent) to execute, deliver and perform this Agreement and the Lease Agreement. No consent, approval, or authorization of, or declaration or filing with, any public authority, and no consent of any other person, is required in connection with the Grantor's execution, delivery, and performance of this Security Agreement and the Lease Agreement, except for those already duly obtained. Each of this Security Agreement and the Lease Agreement has been duly executed and delivered by the Grantor, and constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms. The Grantor's execution, delivery, and performance of this Security Agreement and the Lease Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien upon the property of the Grantor (except as contemplated by this Security Agreement and the Lease Agreement) by reason of the terms of (a) any contract, mortgage, lien, lease, agreement, indenture, or instrument to which such Grantor is a party or which is binding upon such Grantor, (b) any judgment, law, statute, rule or governmental regulation applicable to such Grantor or (c) the Certificate or Articles of Incorporation or By-Laws of such Grantor.

     3.2     Validity and Priority of Security Interest.  The provisions of this
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Security  Agreement  and  the  Lease Agreement create a legal and valid Security
Interest    in  the  Collateral  in the Bank's favor, and such Security Interest constitutes a continuing lien on all the Collateral, having priority over all other liens on the Collateral (other than the Grantor's Receivables), and enforceable against the Grantor and all third parties.

     3.3     Organization and Qualification.  Grantor: (a) is  duly incorporated
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and  organized  and  validly  existing  in  good  standing under the laws of its incorporation or organization; (b) is in good standing in all jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business; and (c) has all requisite power and authority to conduct its business and to own its property.

     3.4     No Default. Except as disclosed in writing to the Bank prior to the
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date hereof, the Grantor is not in default with respect to payment of principal, interest or other amounts due and payable with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Grantor is a party or bound, which default could materially and adversely affect the Collateral, the Debtor's Obligations, the Bank's rights under the Lease Agreement, or the Grantor's financial condition. For purposes of this provision, a loan or extension of credit of in excess of $100,000 is deemed to be material with regard to the Grantor's financial condition.

     3.5     Litigation.  Except  as  disclosed  in writing to the Bank prior to
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the  date hereof, to the best of the Grantor's knowledge, there is no threatened action, suit, proceeding, or counterclaim by any person, or investigation by any public authority, or any basis for any of the foregoing, which may materially
and  adversely  affect  the  Collateral,  the  Grantor's  satisfaction  of   the
Obligations, the Bank's rights under the Loan Documents, or the Grantor's Property, business, prospects, operations, or conditions (financial or otherwise).

     3.6     Title to Collateral; Permitted Liens.  The  Grantor  has  good  and
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marketable  title to the Collateral and the same is not now and shall not become subject to any security interest, encumbrance, lien or claim of any third person other than: (i) liens and security interests securing the Obligations or any other obligation of the Grantor to the Secured Party, including, but not limited to, the Receivable Purchase Agreements; (ii) liens for taxes, assessments or similar charges either not yet due or being contested in good faith; (iii) liens of mechanics, materialmen, warehousemen, carriers or other like liens arising in the ordinary course and securing obligations not yet delinquent; (iv) purchase money liens or purchase money security interests upon or in any property acquired or held by the Grantor in the ordinary course of business to secure indebtedness outstanding on the date hereof or permitted to be incurred hereunder; (v) liens and security interests which, as of the date hereof, have been disclosed to and approved by the Bank in writing; and (vi) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the Grantor's assets (collectively, the "Permitted Liens").

SECTION  4.  AFFIRMATIVE    AND    NEGATIVE    COVENANTS.

     The  Grantor  covenants  that,    so  long as any of the Obligations remain
outstanding  or  this  Security  Agreement  is  in  effect:

     4.1     Compliance with Law and Agreements.  Grantor  shall comply with the
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terms and provisions of this Security Agreement. In addition, such Grantor shall comply with the terms and conditions of each material judgment, law, statute, rule and governmental regulation applicable to it and each material contract, mortgage, lien, lease, indenture, order, instrument, agreement, mortgage, lien, lease, indenture, order, instrument, agreement or document to which it is a party or by which it is bound, including, but not limited to, the Lease Agreement.

     4.2     Transactions  Affecting  Collateral  or Obligations; Maintenance of
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Insurance.  The  Grantor  shall  not enter into any transaction which materially
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and  adversely  affects  the  Collateral  or  the Grantor's ability to repay the
Obligations. The Grantor shall maintain insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Grantor operates and maintain such other insurance and coverages as may be required by the Bank. All such insurance shall be in form and amount and with insurance companies satisfactory to the Bank. With respect to insurance covering Collateral in which the Bank has a Security Interest, at the Bank's request, the Grantor shall name the Bank as loss payee pursuant to a loss payable endorsement satisfactory to the Bank and shall not be altered or canceled except upon ten Business Days' prior written notice to the Bank. Upon the Bank's request, the Grantor shall furnish the Bank with the original policy or a binder of all such insurance.

     4.3     Corporate Existence and Good Standing.  The Grantor shall  maintain
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its  corporate  existence and its qualification and good standing in all states, provinces or countries necessary to conduct its business and own its Property, and shall obtain and maintain all licenses, permits, franchises and governmental authorizations necessary to conduct its business and own its Property.

     4.4     Maintenance of Collateral.  The Grantor shall keep and maintain the
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Collateral  free  and  clear  of  all  levies,  liens, encumbrances and security interests, except for Permitted Liens (as defined in Section 3.6). The Grantor shall properly care for, house, store and maintain the Collateral in good condition, free of misuse, abuse and deterioration, other than normal wear and tear. The Grantor shall also maintain and preserve Collateral in good and working order and condition in accordance with the general practice of other businesses of similar character and size, ordinary wear and tear excepted.

     4.5     Location and Maintenance of  Grantor's  Equipment.   The  Grantor's
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Equipment  shall at all times be in the Grantor's physical possession, shall not be held for sale or lease (other than to the Bank) and shall be kept only at the
locations  set  forth  on  Schedule  1    hereof. The Grantor shall not secrete,
abandon, move or permit the removal of, the Equipment or any part thereof, from the locations shown on Schedule 1 hereof, or permit to be removed any accessories now or hereafter placed upon the equipment, without the express prior written permission of the Bank. Upon the request of the Bank, the Grantor shall immediately provide the Bank with a complete and accurate description of the Equipment including, as applicable, the make, model, identification number and serial number of each item of Equipment. The Grantor shall, at the Grantor's sole cost and expense, keep and maintain the Equipment in a good state of repair and shall not destroy, misuse, abuse, illegally use or be negligent in the care of the Equipment or any part thereof. The Equipment is not now, and shall not at any time hereafter, be so affixed to the real property on which it is located to become a fixture or a part thereof. The Equipment is now and at all times hereafter be and remain the personal property of the Grantor.

     4.6     Further Assurances. The Grantor shall execute and deliver, or cause
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to be executed and delivered, to the Bank such  documents  and  agreements,  and shall take or cause to be taken such actions, as the Bank may, from time to time, reasonably require to carry out the terms and conditions of this Agreement and the Lease Agreement.

SECTION  5.  DEFAULT;  REMEDIES.

     5.1     Event of Default.  It shall constitute an event of default  ("Event
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of  Default")  if  (i)  an  Event  of  Default  occurs,  as defined in the Lease
Agreement, or (ii) the Grantor breaches this Security Agreement and such breach is not cured within thirty (30) days of written notice thereof from the Bank.

     5.2     Remedies.
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     (a)       If an Event of Default exists, the Bank may, without notice to or demand  on the Grantor, do one or more of the following at any time or times and
in  any  order:    (i)  terminate  the  Lease Agreement; (ii) declare any or all
Obligations not payable on demand to be immediately due and payable; and (iii) pursue its other rights and remedies under this Security Agreement or the Lease Agreement and applicable law.

     (b) If an Event of Default exists: (i) the Bank shall have, in addition to all other rights and remedies of a secured party, all of the rights and remedies of a secured party under the UCC and any other similar laws; (ii) the Bank may, at any time, take possession of the Collateral and keep it on a Grantor's premises, at no cost to the Bank or remove any part of its to such other place or places as the Bank may desire, or such Grantor shall, upon the Bank's demand, at such Grantor's cost, assemble the Collateral and make it available to the Bank at a place reasonably convenient to the Bank; and (iii) the Bank may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such process and upon such terms as the Bank deems advisable, in its sole discretion, and may, if the Bank deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Grantor agree that any notice by the Bank of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Grantor if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) days prior to such action to the Grantor's address specified in or pursuant to this Agreement. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Bank receives payment, and if the buyer defaults in payment, the Bank may resell the Collateral without further notice to the Grantor. In the event the Bank seeks to take possession of all or any portion of the Collateral by judicial process, the Grantor irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Bank retain possession and not dispose of any Collateral until after trial or final judgment. The Grantor agrees that the Bank has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any person. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and second, in whatever order the Bank elects, to all Obligations. The Bank will return any excess to the Grantor or such other Person as shall be legally entitled thereto and the Grantor shall remain jointly and severally liable for any deficiency.

     (c) If an Event of Default occurs, the Grantor hereby waive all rights to notice and hearing prior to the exercise by the Bank of the Bank's rights to repossess the Collateral without judicial process or to re-levy, attach or levy upon the Collateral without notice or hearing.

SECTION  6.  MISCELLANEOUS.

     6.1     No  Waiver.  Failure  by  the Bank to exercise any right, remedy or
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option  under  this  Security  Agreement  or  any  present  or future supplement thereto, or in any other agreement between the Grantor and the Bank, or delay by the Bank in exercising the same, will not operate as a waiver thereof. No waiver by the Bank will be effective unless it is in writing, and then only to
the  extent  specifically  stated.   No waiver by the Bank on any occasion shall
affect or diminish the Bank's right thereafter to require strict performance by the Grantor of any provision of this Security Agreement. The Bank's rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which the Bank may have.

     6.2     Amendments  and  Waivers.  No  amendment  or  modification  of  any
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provision  of  this  Security  Agreement  shall be effective without the written agreement of the Bank and the Grantor, and no termination or waiver of any provision of this Security Agreement, or consent to any departure by the Grantor therefrom, shall in any event be effective without the written concurrence of the Bank, which the Bank shall have the right to grant or withhold at its sole discretion.

     6.3     Recourse to Collateral.  The rights and remedies of  the  Bank  set
             ----------------------
forth in this Security Agreement are not intended to be exclusive. The Bank shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Bank may, without limitation, proceed directly against the Grantor to collect the Obligations without prior recourse to the Collateral.

     6.4     Severability.  If any provision of this Security Agreement shall be
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prohibited  or invalid, under applicable law, it shall be effective only to such extent,  without  invalidating  the  remainder  of  this  Agreement.

     6.5     Governing Law; Choice of Forum;  Service  of  Process;  Jury  Trial
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Waiver.      (a) THIS SECURITY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND
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LIABILITIES   OF THE PARTIES HERETO  DETERMINED IN ACCORDANCE  WITH THE INTERNAL
LAWS  (AS  OPPOSED  TO    THE  CONFLICT  OF  LAWS    PROVISIONS) OF THE STATE OF
CONNECTICUT,  EXCEPT  TO  THE  EXTENT  THAT    THE  PERFECTION  OF  THE SECURITY
INTERESTS  GRANTED  HEREIN,  OR  THE  REMEDIES  HEREUNDER  IN
 RESPECT  OF  ANY    PARTICULAR  COLLATERAL,  ARE  GOVERNED  BY  THE  LAWS  OF A
JURISDICTION  OTHER  THAN  THE    STATE  OF  CONNECTICUT.

     (b) SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, THE GRANTOR AND THE BANK HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CONNECTICUT SITTING IN COUNTY OF FAIRFILED AND WAIVE ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS
                                                            --------------------
WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREE THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN THE BANK AND THE GRANTOR OR THE CONDUCT OF ANY PARTY IN CONNECTION WITH THIS SECURITY AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING, THE
BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS.

     (c) THE GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE GRANTOR AT ITS ADDRESS SET FORTH IN SECTION 6.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE
(5)  DAYS  AFTER  THE  SAME  SHALL  HAVE  BEEN  SO  DEPOSITED  IN  THE  MAILS.

     (d) EACH OF THE GRANTOR AND THE BANK HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTICUT HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR EITHER OF THEM IN RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED, IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR OTHERWISE. EACH OF THE GRANTOR AND THE BANK HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (e) NOTHING IN THIS SECTION 6.5 SHALL AFFECT THE RIGHTS OF THE BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHTS OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     6.6     Survival  of  Representations and Warranties.  All of the Grantor's
             --------------------------------------------
representations, and warranties contained in this Security Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Bank or the Bank's agents.

     6.7     Fees and Expenses.  The Grantor shall pay to the Bank,  on  demand,
             -----------------
all costs and expenses that the Bank pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Security Agreement and the Lease Agreement.

     6.8     Notices.  Any  notice,  request,  demand  or  other  communication
              -------
permitted or required to be given hereunder shall be in writing, shall be signed by the party giving it, shall be sent to the addressee at the address or facsimile number set forth hereinbelow (or at such address or facsimile number as shall be designated hereunder by notice to the other parties and persons receiving copies) and shall be deemed conclusively to have been given: (i) on the day sent by facsimile; (ii) on the day following the day on which it is sent by Federal Express or by any other reputable overnight courier service; (iii) on the fifth day following the day sent by certified or registered mail, postage prepaid and return receipt requested; or (iv) when received by the addressee, if sent otherwise.

             (a)     If  to  the  Bank:

             J.  Donald  Weand,  Jr.
             Senior  Vice  President
             Connecticut  Bank  of  Commerce
             612  Bedford  Street
             Stamford,  Connecticut  06901
             Tel.  No.  (203)  708-8855
             Fax.  No.  (203)  708-8861

             with  a  copy  to:

             Thomas  S.  Gallagher,  Esq.
             66  Larchmont  Avenue
             Larchmont,  New  York  10538
             Tel.  No.  (914)  834-2867
             Fax.  No.  (914)  833-4270

             (b)     If  to  the  Grantor:

             Pat  Delaney
             Chief  Financial  Officer
             Charter  Communications  International,  Inc.
             2839  Paces  Ferry  Road,  Suite  500
             Atlanta,  Georgia  30339
             Tel.  No.  (770)  432-6800
               Fax.  No.  (770)  319-2834

             with  a  copy  to:

             Charles  M.  Cushing,  Jr.,  Esq.
             Cushing,  Morris,  Ambruster  &  Jones,  LLC
             2110  Peachtree  Center  International  Tower
             229  Peachtree  Street,  N.E.
             Atlanta,  Georgia  30303
             Tel.  No.  (404)  521-2323
             ax.No.  (404)  522-0607

     Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     6.9     Indemnity.  The Grantor agrees to (i) reimburse the  Bank  for  any
             ---------
costs and expenses (including, without limitation, reasonable attorneys' fees and paralegals' fees and expenses) incurred by the Bank in defending any suit brought against it by the Grantor or any other person in connection with the transactions contemplated by this Security Agreement or the Lease Agreement (other than any suit in which such Grantor obtains a final judgment against the Bank), and (ii) indemnify and hold the Bank and its officers, directors, employees, attorneys and agents (collectively, the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnitees, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by any person, whether threatened or initiated, asserting any claim for legal or equitable remedy against any Person under any statute or regulation (including, without limitation, any federal, state or other applicable securities or commercial laws) or under any common law or equitable cause or otherwise, in any way arising from or in connection with the negotiation, preparation, execution, delivery, enforcement, performance and administration of this Agreement or any other document executed in connection herewith, provided that the Grantor shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any Indemnitee seeking such indemnification. To the extent that the indemnity set forth in this Section 6.9 may be unenforceable because it is violative of any law or public policy, the Grantor shall pay the maximum portion which he is permitted to pay under applicable law. Any Indemnitee will promptly notify the Grantor of the commencement of any legal proceeding which may give rise to any indemnified liability under the foregoing indemnity and shall permit the Grantor to assume the defense of such Indemnitee in any such proceeding in accordance with the provisions of the next paragraph of this Section 6.9. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Security Agreement. All of the foregoing fees, costs and expenses shall be part of the Obligations, payable upon demand, and secured by the Collateral.

     In the event any action, suit or proceeding is brought by a third party against an Indemnitee, with respect to which the Grantor may have liability under this Section 6.9, the action, suit or proceeding shall, upon the written agreement of the Grantor that its is obligated to pay for the defense of such action, suit or proceeding, be defended (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate) and, unless otherwise provided below, controlled by the Grantor. The Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the employment of such counsel shall have been authorized in writing by the Grantor in connection with the defense of such action, suit or proceeding or (ii) the Indemnitee shall have reasonably concluded that the Grantor is failing actively and diligently to defend such action, suit or proceeding, in either of which events the Grantor shall not have the right to direct the defense of such action, suit or proceeding on behalf of the Indemnitee and that portion of any fees and expenses of counsel related to matters covered by the indemnity agreement contained herein shall be borne by the Grantor. In addition, if (x) the Indemnitee shall have reasonably concluded that such action, suit or proceeding involves to a significant extent matters beyond the scope of the indemnity agreement contained in this Section 6.9 or (y) the Indemnitee shall have reasonably concluded that there may be one or more legal defenses available to the Indemnitee which are different from or additional to those available to the Grantor, the Grantor shall not have the right to direct the defense of such action, suit or proceeding on behalf of the Indemnitee. The Indemnitee shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not it is so represented. The Grantor shall make available to the Indemnitee and its attorneys and accountants all books and records of the Grantor relating to such proceedings or litigation, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

     The Grantor shall not make any settlement of any claims without the written consent of the Indemnitee, which consent shall not be unreasonably withheld. No Indemnitee shall make any settlement of any claims without the written consent of the Grantor, which consent shall not be unreasonably withheld.

     6.10    Binding  Effect;  Assignment.  The  provisions  of  this  Security
             ----------------------------
Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Grantor without the prior written consent of the Bank. The rights and benefits of the Bank hereunder shall, if the Bank so agrees, inure to any party acquiring any interest in the Obligations or any part thereof.

     6.11    Counterparts;  Facsimile Execution.  This Security Agreement may be
             ----------------------------------
executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of this Security Agreement by facsimile shall be equally as effective as delivery of any original executed counterpart of this Security Agreement. Any party delivering an executed counterpart of this Security Agreement by facsimile also shall deliver an original executed counterpart of this Security Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Security Agreement.

     6.12   Captions.  The captions contained in this Security Agreement are for
            --------
convenience only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.


     IN WITNESS WHEREOF, the parties have entered into this Security Agreement on the date first above written.


                                        CONNECTICUT  BANK  OF  COMMERCE

                                        By:____________________________

                                        Its:___________________________


                                        CHARTER  COMMUNICATIONS
                                          INTERNATIONAL,  INC.

                                        By:____________________________

                                        Its:___________________________